Exhibit 99.2

SRP Capital Advisors LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager					Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager					Date: June 9, 2022

SRP Opportunities II, LP

By: SRP Opportunities II GP, LP, its general partner
By: SRPO-II GP Management, LP, its general partner
By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person				Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person				Date: June 9, 2022

SRPO-II Partners I, LP

By: SRPO-II Partners I GP, LP, its general partner
By: SRPO-II GP Management, LP, its general partner
By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person				Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person				Date: June 9, 2022

SRP Opportunities II GP, LP

By: SRPO-II GP Management, LP, its general partner
By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person				Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person				Date: June 9, 2022


SRPO-II Partners I GP, LP

By: SRPO-II GP Management, LP, its general partner
By: SRPO-II Holdings, LLC, its member

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person				Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person				Date: June 9, 2022


SRPO-II Manager, LP

By: SRPO-II IM Holdings, LLC, its general partner

By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Managing Person				Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Managing Person				Date: June 9, 2022

Palmetto Investment Partners, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager					Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager					Date: June 9, 2022

Palmetto Investment Partners II, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager					Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager					Date: June 9, 2022

PIP-SRPOII Investments, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager					Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager					Date: June 9, 2022

PIPII-SRPOII Investments, LLC
By: /s/ William T. Fennebresque
Name: William T. Fennebresque
Title: Manager					Date: June 9, 2022

By: /s/ Ryan A. Turner
Name: Ryan A. Turner
Title: Manager					Date: June 9, 2022

William Tudor Fennebresque
By: /s/ William T. Fennebresque
Name: William T. Fennebresque			Date: June 9, 2022

Ryan Andrew Turner
By: /s/ Ryan A. Turner
Name: Ryan A. Turner				Date: June 9, 2022